AXS Managed Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

A series of Investment Managers Series Trust II

Supplement dated February 28, 2020 to the

Summary Prospectus dated February 6, 2020.

Effective March 1, 2020 (the “Effective Date”), the minimum initial investment for the AXS Managed Futures Strategy Fund’s (the “Fund”) Class I Shares will be lowered from $1,000,000 to $5,000. As a result, all references to the minimum initial investment for the Fund’s Class I Shares in the Summary Prospectus are updated accordingly. For subsequent purchases of the Fund’s Shares, there continues to be no required minimum investment amount.

Please retain this Supplement for future reference.